Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 30, 2003, is made and entered into by and among ANALEX CORPORATION, a Delaware corporation, successor by merger to Hadron, Inc. (the “Borrower”), and the subsidiaries of the Borrower identified on the signature pages hereto (the “Subsidiary Guarantors”), and BANK OF AMERICA, N.A., a national banking association (the “Lender”).

WITNESSETH

WHEREAS, the Borrower and the Lender entered into that certain Credit Agreement dated as of November 2, 2001, as modified by that certain First Amendment to Credit Agreement dated as of August 1, 2002, and Second Amendment to Credit Agreement dated as of December 20, 2002 (collectively, the “Existing Credit Agreement”).

WHEREAS, the parties have agreed to amend the Existing Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

PART I

DEFINITIONS

1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.

“Amendment No. 3 Effective Date” is defined in Part III.

2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

PART II

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Amendment No. 3 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement and all other Loan Documents shall continue in full force and effect.

1. Amendment to Section 1.1. (a) The following definition appearing in Section 1.1 of the Existing Credit Agreement is amended in its entirety to read as follows:

“Revolving Credit Facility Maturity Date” shall mean April 30, 2004.

PART III

CONDITIONS TO EFFECTIVENESS

1. Amendment No. 3 Effective Date. This Amendment shall be and become effective as of the date hereof (the “Amendment No. 3 Effective Date”) when all of the conditions set forth in this Part III shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as “Amendment No. 3”.

2. Execution of Counterparts of Amendment. The Lender shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of the Borrower, the Subsidiary Guarantors and the Lender.

3. Fees and Expenses. All out-of-pocket fees and expenses of the Lender in connection with the Loan Documents, including this Amendment, including legal and other professional fees and expenses incurred on or prior to the date of this Amendment, shall have been paid.

4. Other Items. The Lender shall have received such other documents, agreements or information which may be reasonably requested by the Lender.

PART IV

MISCELLANEOUS

1. Representations and Warranties. Borrower hereby represents and warrants to the Lender that, after giving effect to this Amendment, (a) no Default exists under the Amended Credit Agreement or any of the other Loan Documents which has not been waived and (b) the representations and warranties set forth in the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

2. Cross-References. References in this Amendment to any Part are, unless otherwise specified, to such Part of this Amendment.

3. Instrument Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

4. References in Other Loan Documents. At such time as this Amendment shall become effective pursuant to the terms of Part III, all references in the Loan Documents to the “Agreement” shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.

5. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

6. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF VIRGINIA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly signed, sealed and delivered by their properly and duly authorized officers as of the day and year first above-written.

BORROWER: ANALEX CORPORATION

By:	/s/ RONALD B. ALEXANDER (SEAL)

Name: Title:	Ronald B. Alexander Chief Financial Officer

SUBSIDIARY GUARANTORS: ADVANCED BIOSYSTEMS, INC.

By:	/s/ RONALD B. ALEXANDER (SEAL)

Name: Title:	Ronald B. Alexander Chief Financial Officer

SYCOM SERVICES, INC.

By:	/s/ RONALD B. ALEXANDER (SEAL)

Name: Title:	Ronald B. Alexander Chief Financial Officer

LENDER: BANK OF AMERICA, N.A.

By:	/s/ JESSICA L. TENCZA (SEAL)

Name: Title:	Jessica L. Tencza Vice President

4